NATIXIS OAKMARK FUND

Supplement dated May 1, 2014 to the Prospectus of Natixis Oakmark Fund (the “Fund”), dated May 1, 2014, as may be revised and supplemented from time to time.

Effective July 1, 2014, the Fund’s “Investment Goal” in the Prospectus is amended and restated as follows:

The Fund seeks long-term capital appreciation.

Effective July 1, 2014, the Fund’s “Investment Goal” in the section “More Information About the Funds” is amended and restated as follows:

The Fund seeks long-term capital appreciation. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.